Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

Subsidiary Name	State or Other Jurisdiction of Incorporation or Organization
Animas Valley Mall, LLC	Delaware
Bay Shore GP, LLC	Delaware
Bay Shore Mall, LP	Delaware
Birchwood Mall, LLC	Delaware
Boulevard Mall, LLC	Delaware
Cache Valley, LLC	Delaware
Chula Vista Center, LP	Delaware
Chula Vista GP, LLC	Delaware
Collin Creek Anchor Acquisition, LLC	Delaware
Collin Creek Mall, LLC	Delaware
Colony Square Mall L.L.C.	Delaware
GGP Loan Acquisition, LLC	Delaware
GGP-Gateway Mall L.L.C.	Delaware
Grand Traverse Mall, LLC	Delaware
Knollwood Mall, LLC	Delaware
Lakeland Square Anchor Acquisition, LLC	Delaware
Lakeland Square Mall, LLC	Delaware
Lansing Anchor Acquisition, LLC	Delaware
Lansing Mall, LLC	Delaware
Mall St. Vincent, LLC	Delaware
NewPark GP, LLC	Delaware
NewPark Mall, LP	Delaware
North Plains Mall, LLC	Delaware
Pierre Bossier Anchor Acquisition, LLC	Delaware
Pierre Bossier Mall, LLC	Delaware
Rouse Development Company, LLC	Delaware
Rouse GP, LLC	Delaware
Rouse Holding, Inc	Delaware
Rouse Holding TRS, Inc	Delaware
Rouse Holding, Inc. Protective Trust	Delaware
Rouse Management Company, LLC	Delaware
Rouse Pledged, LLC	Delaware
Rouse Pledgor, LLC	Delaware
Rouse Properties Acquisition, LLC	Delaware
Rouse Properties, Inc	Delaware
Rouse Properties TRS, Inc	Delaware
Rouse Properties, LP	Delaware
RPI Ashland Center, LLC	Delaware
RPI Bel Air Mall, LLC	Delaware
RPI Chesterfield Town Center, LLC	Delaware

RPI Chesterfield LLC	Delaware
RPI Grand Traverse Mall, LLC	Delaware
RPI Greenville Mall, LP	Delaware
RPI Greenville Mall, LLC	Delaware
RPI Salisbury Borrower, LLC	Delaware
RPI Salisbury GL, LLC	Delaware
RPI Salisbury Mall, LLC	Delaware
RPI Shasta Mall, LP	Delaware
RPI Shasta Mall GP, LLC	Delaware
RPI Tupelo Mall, LLC	Delaware
RPI Tupelo Vacant, LLC	Delaware
RPI Tupelo Vacant II, LLC	Delaware
RPI Turtle Creek Crossing, LLC	Delaware
RPI Turtle Creek Mall, LLC	Delaware
RPI Turtle EAT, LLC	Delaware
Sierra Vista Mall, LLC	Delaware
Sikes Senter, LLC	Delaware
Silver Lake Mall, LLC	Delaware
Southland Center, LLC	Delaware
Southland GP, LLC	Delaware
Southland Mall Anchor Acquisition, LP	Delaware
Southland Mall Anchor GP, LLC	Delaware
Southland Mall, L.P.	Delaware
Spring Hill Anchor Acquisition, LLC	Delaware
Spring Hill Mall L.L.C.	Delaware
Steeplegate Mall, LLC	Delaware
Three Rivers Mall L.L.C.	Delaware
Tracy Mall Partners I L.L.C.	Delaware
Tracy Mall Partners, LP	Delaware
TUP 130, LLC	Delaware
TUP 130 Parent, LLC	Delaware
TUP 330 Company, LLC	Delaware
TUP 430 Parent, LLC	Delaware
TUP 430 Company, LLC	Delaware
RPI Tupelo 430 Crossing, LLC	Delaware
Valley Hills Mall L.L.C.	Delaware
Vista Ridge Mall, LLC	Delaware
Washington Park Mall, LLC	Delaware
Westwood Mall, LLC	Delaware
White Mountain Mall, LLC	Delaware